SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): October 31, 2004

          Onyx Acceptance Owner Trust 2004-B
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-103244                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900

Item 8.01  Other Events

On behalf of the Onyx Acceptance Owner Trust 2004-B, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of May 1, 2004 with Onyx Acceptance Financial Corporation as registrant and seller Wilmington Trust Company as Owner Trustee and JP Morgan Chase Bank as Indendure Trustee and Trust Agent, the registrant has caused to be filed with the Commission, the October 2004 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Owner Trust 2004-B and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 2004-B for the month of October 2004.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         /s/ DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President


Exhibit 19

Onyx Acceptance Owner Trust 2004_B

       1.40% Class A-1 Auto Loan Backed Notes   CUSIP 68338SEC8                 $92,000,000
       2.22% Class A-2 Auto Loan Backed Notes   CUSIP 68338SED6                 $92,000,000
       3.09% Class A-3 Auto Loan Backed Notes   CUSIP 68338SEE4                $155,000,000
       3.89% Class A-4 Auto Loan Backed Notes   CUSIP 68338SEF1                $111,000,000
         N/A Class B Auto Loan Backed Notes                                              $0

             Total Securities Issued                                           $450,000,000

Collection Period Beginning on:                                                    10/01/04
Collection Period Ending on:                                                       10/31/04
Distribution Date:                                                                 11/15/04

           1 Original Pool Balance of underlying Contracts                                                     $450,000,000.00
          1a Subsequent Contracts                                                                               $85,127,668.45
          1b Original Prefunded Amount                                                                         $154,852,746.27
           2 Collection Period Beginning Pool Balance of underlying Contracts                                  $387,119,984.76
           3 Securities Balance : Beginning                                                                    $387,119,185.92


             Net Collections for the Collection Period
           4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                              $15,298,681.98
           5 Full Prepayments through first 5 business days of current month (Precompute only)                            0.00
          5a Full Prepayments through first 5 business days of current month (Simple interest  only)              1,256,512.27
           6 Full Prepayments included in Prior Collection Period (Precompute only)                                   8,822.47
          6a Full Prepayments included in Prior Collection Period (Simple Interest only)                          1,264,538.54
           7 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                                    30.36
           8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                          0.00
           9 Capitalized Interest Amount                                                                                  0.00
          10 Net Liquidation Proceeds on Defaulted Contracts                                                        230,725.48
          11 Net Liquidation Proceeds first 5 business days of current month                                              0.00
          12 Net Liquidation Proceeds included in Prior Collection Period                                                 0.00
          13 Net Insurance Proceeds                                                                                       0.00
          14 Net Insurance Proceeds first 5 business days of current month                                                0.00
          15 Net Insurance Proceeds included in Prior Collection Period                                                   0.00
          16 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                              0.00
          17 Reinvestment earnings on Funds in Collection Acct (ccma acct #012958)                                   16,779.50
         17a Prepayment Amount (Final Funding Period Distribution Date only) (236)                                        0.00
         17b Investment earnings on funds in Prefunding Account                                                          0.00
          18 Net Collections                                                                                    $15,529,307.86

             Computation of Regular Principal Distributable Amount
          19 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                            29,311.10
          20 Principal Collected: Payments only - Simple Interest contracts                                       6,602,944.15
          21 Principal Collected: Full Prepayments - S.I. thru month-end                                          4,548,211.68
          22 Full Prepayments through first 5 business days of current month: Simple Interest only                1,256,512.27
          23 Full Prepayments: Precompute only thru month end                                                        17,732.22
          24 Full Prepayments through first 5 business days of current month: Precompute only                             0.00
          25 Defaulted Contracts  (Liquidated Proceeds received)                                                    449,351.06
          26 Defaulted Contracts  thru 1st 5 business days of current month                                               0.00
          27 Defaulted Contracts  (4 or more periods.)                                                                    0.00
          28 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                    0.00
          29 Repurchased Contracts                                                                                       0.00

          30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                                        $12,904,062.48
         30a Subsequent Contracts sold to Trust during related Collection Period                                         $0.00
         30b Prefunded Contracts sold to Trust during related Collection Period                                          $0.00

          31 Collection Period Ending Pool Balance of underlying Contracts                                     $374,215,922.28
          32 Collection Period Ending Pool Balance as a percent of Original Pool Balance                                83.16%

          33 Accelerated Principal Target Level                                                                            N/A
          34 Accelerated Principal Distributable Amount                                                                  $0.00

             Calculation of Class A Note Interest Distributable Amount
             Class A Note Interest Accrual Period begins
             Class A Note Interest Accrual Period ends

          35 Class A-1 Notes:   Outstanding Principal Amount                                                    $29,119,185.92

          36 Class A-1 Note Interest Carryover Shortfall                                                                 $0.00
          37 Class A-1 Note Interest Accrual over Interest Accrual Period                                          $35,212.62

          38 Class A-1 Note Interest Distributable Amount (36 + 37)                                                 $35,212.62

          39 Class A-2 Notes:   Outstanding Principal Amount                                                    $92,000,000.00

          40 Class A-2 Note Interest Carryover Shortfall                                                                 $0.00
          41 Class A-2 Note Interest Accrual over Interest Accrual Period                                         $170,200.00

          42 Class A-2 Note Interest Distributable Amount (40 + 41)                                                $170,200.00

          43 Class A-3 Notes:   Outstanding Principal Amount                                                   $155,000,000.00

          44 Class A-3 Note Interest Carryover Shortfall                                                                 $0.00
          45 Class A-3 Note Interest Accrual over Interest Accrual Period                                         $399,125.00

          46 Class A-3 Note Interest Distributable Amount (44 + 45)                                                $399,125.00

          47 Class A-4 Notes:   Outstanding Principal Amount                                                   $111,000,000.00

          48 Class A-4 Note Interest Carryover Shortfall                                                                 $0.00
          49 Class A-4 Note Interest Accrual over Interest Accrual Period                                         $359,825.00

          50 Class A-4 Note Interest Distributable Amount (48 + 49)                                                $359,825.00

          51 Class A Note Interest Distributable Amount                                                            $964,362.62

             Calculation of Class A Note Principal Distributable Amount
          52 Class A-1 Note original outstanding principal amount                                               $92,000,000.00
          53 Class A-1 Note outstanding principal amount: Beginning  (35)                                       $29,119,185.92
          54 Class A-1 Note Principal Carryover Shortfall                                                                $0.00
          55 Class A-1 Note Percentage                                                                                    100%
          56 Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount                     $12,904,062.48
          57 Class A-1 Note Accelerated Principal Distributable Amount                                                   $0.00
          58 Class A-1 Note Principal Distributable Amount (54 + 56 + 57)                                       $12,904,062.48

          59 Class A-1 Note outstanding principal amount: Ending (53 - 58)                                      $16,215,123.44
          60 Class A-1 Note Pool Factor  (59 / 52)                                                                    0.176251

          61 Class A-2 Note original outstanding principal amount                                               $92,000,000.00
          62 Class A-2 Note outstanding principal amount: Beginning (39)                                        $92,000,000.00
          63 Class A-2 Note Principal Carryover Shortfall                                                                $0.00
          64 Class A-2 Note Percentage                                                                                      0%
          65 Class A-2 Note Percentage multiplied by Regular Principal Distributable Amount                              $0.00
          66 Class A-2 Note Accelerated Principal Distributable Amount                                                   $0.00
          67 Class A-2 Note Principal Distributable Amount (63 + 65 + 66)                                                $0.00

          68 Class A-2 Note outstanding principal amount: Ending (62 - 67)                                      $92,000,000.00
          69 Class A-2 Note Pool Factor (68 / 61)                                                                     1.000000

          70 Class A-3 Note original outstanding principal amount                                              $155,000,000.00
          71 Class A-3 Note outstanding principal amount: Beginning (43)                                       $155,000,000.00
          72 Class A-3 Note Principal Carryover Shortfall                                                                $0.00
          73 Class A-3 Note Percentage                                                                                      0%
          74 Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount                              $0.00
          75 Class A-3 Note Accelerated Principal Distributable Amount                                                   $0.00
          76 Class A-3 Note Principal Distributable Amount (72 + 74 + 75)                                                $0.00

          77 Class A-3 Note outstanding principal amount: Ending (71 - 76)                                     $155,000,000.00
          78 Class A-3 Note Pool Factor (77 / 70)                                                                     1.000000

          79 Class A-4 Note original outstanding principal amount                                              $111,000,000.00
          80 Class A-4 Note outstanding principal amount: Beginning (47)                                       $111,000,000.00
          81 Class A-4 Note Principal Carryover Shortfall                                                                $0.00
          82 Class A-4 Note Percentage                                                                                      0%
          83 Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount                              $0.00
          84 Class A-4 Note Accelerated Principal Distributable Amount                                                   $0.00
          85 Class A-4 Note Principal Distributable Amount (81 + 83 + 84)                                                $0.00

          86 Class A-4 Note outstanding principal amount: Ending (80 - 85)                                     $111,000,000.00
          87 Class A-4 Note Pool Factor (86 / 79)                                                                     1.000000

          88 Class A Note Principal Distributable Amount - Total all Class A Notes                              $12,904,062.48
          89 Class A Note outstanding principal amount - Total all Class A Notes: Ending                       $374,215,123.44
          90 Accelerated Principal Distributable Amount                                                                  $0.00
          91 Class A Note Distributable Amount - Total all Class A Notes                                        $13,868,425.10

          92 Memo: Class A Note Principal Carryover Shortfall                                                            $0.00

             Calculation of Class B Note Interest Distributable Amount
          93 Class B Note Interest Accrual Period begins
          94 Class B Note Interest Accrual Period ends

          95 Class B Note Balance as of immediately preceding Distribution Date                                          $0.00

          96 Class B Note Interest Carryover Shortfall                                                                   $0.00
          97 Class B Note Interest Accrual over Interest Accrual Period @                                               $0.00

          98 Class B Note Interest Distributable Amount (96 + 97)                                                        $0.00

             Calculation of Class B Note Principal Distributable Amount
          99 Original Class B Note Balance                                                                               $0.00
         100 Class B Note Balance: Beginning (95)                                                                        $0.00
         101 Class B Note Principal Carryover Shortfall                                                                  $0.00
         102 Class B Note Percentage                                                                                        0%
         103 Class B Note Percentage multiplied by Regular Principal Distributable Amount                                $0.00
         104 Class B Note Principal Distributable Amount (101 + 103)                                                     $0.00

         105 Class B Note Balance: Ending (100 - 104)                                                                    $0.00
         106 Class B Note Pool Factor (105 / 99)                                                                      0.000000

         107 Class B Note Distributable Amount  (Principal & Interest) (98 + 104)                                        $0.00

         108 Securities Balance  - Beginning                                                                   $387,119,185.92
         109 Principal Distribution Amount                                                                     $12,904,062.48
         110 Securities Balance  - Ending                                                                      $374,215,123.44

             Calculation of Total Distribution Amount
         111 Interest Distribution Amount                                                                          $964,362.62
         112 Principal Distribution Amount                                                                     $12,904,062.48
         113 Total Distribution Amount                                                                          $13,868,425.10

             NET COLLECTIONS PAYOUT ALLOCATION OF TOTAL DISTRIBUTION AMOUNT

         114 Reinvestment Earnings on Funds in Collection Acct                                                      $16,779.50
         115 Servicing Fee Paid this Period to Servicer                                                            $322,599.99

             Note Interest Paid Calculation
         116 Class A-1 Note Interest Carryover Shortfall (Beginning)                                                     $0.00
         117 Interest Due on Above Beginning Shortfall                                                                   $0.00
         118 Class A-1 Note Interest Distributable Amount                                                           $35,212.62
         119 Class A-1 Note Interest Paid this Period                                                               $35,212.62
         120 Class A-1 Note Interest Carryover Shortfall (Ending)                                                        $0.00

         121 Class A-2 Note Interest Carryover Shortfall (Beginning)                                                     $0.00
         122 Interest Due on Above Beginning Shortfall                                                                   $0.00
         123 Class A-2 Note Interest Distributable Amount                                                          $170,200.00
         124 Class A-2 Note Interest Paid this Period                                                              $170,200.00
         125 Class A-2 Note Interest Carryover Shortfall (Ending)                                                        $0.00

         126 Class A-3 Note Interest Carryover Shortfall (Beginning)                                                     $0.00
         127 Interest Due on Above Beginning Shortfall                                                                   $0.00
         128 Class A-3 Note Interest Distributable Amount                                                          $399,125.00
         129 Class A-3 Note Interest Paid this Period                                                              $399,125.00
         130 Class A-3 Note Interest Carryover Shortfall (Ending)                                                        $0.00

         131 Class A-4 Note Interest Carryover Shortfall (Beginning)                                                     $0.00
         132 Interest Due on Above Beginning Shortfall                                                                   $0.00
         133 Class A-4 Note Interest Distributable Amount                                                          $359,825.00
         134 Class A-4 Note Interest Paid this Period                                                              $359,825.00
         135 Class A-4 Note Interest Carryover Shortfall (Ending)                                                        $0.00

         136 Class A Note Interest Carryover Shortfall (Beginning)                                                       $0.00
         137 Interest Due on Above Beginning Shortfall                                                                   $0.00
         138 Class A Note Interest Distributable Amount                                                            $964,362.62
         139 Class A Note Interest Paid this Period                                                                $964,362.62
         140 Class A Note Interest Carryover Shortfall (Ending)                                                          $0.00

             Class B Note Interest Paid Calculation
         141 Class B Note Interest Carryover Shortfall (Beginning)                                                       $0.00
         142 Interest Due on Above Beginning Shortfall                                                                   $0.00
         143 Class B Note Interest Distributable Amount                                                                  $0.00
         144 Class B Note Interest Paid this Period                                                                      $0.00
         145 Class B Note Interest Carryover Shortfall (Ending)                                                          $0.00

             Class A Note Principal Paid Calculation
         146 Class A-1 Note Principal Carryover Shortfall (Beginning)                                                    $0.00
         147 Class A-1 Note Principal Distributable Amount                                                      $12,904,062.48
         148 Class A-1 Note Principal Paid this Period                                                          $12,904,062.48
         149 Class A-1 Note Principal Carryover Shortfall (Ending)                                                       $0.00

         150 Class A-2 Note Principal Carryover Shortfall (Beginning)                                                    $0.00
         151 Class A-2 Note Principal Distributable Amount                                                               $0.00
         152 Class A-2 Note Principal Paid this Period                                                                   $0.00
         153 Class A-2 Note Principal Carryover Shortfall (Ending)                                                       $0.00

         154 Class A-3 Note Principal Carryover Shortfall (Beginning)                                                    $0.00
         155 Class A-3 Note Principal Distributable Amount                                                               $0.00
         156 Class A-3 Note Principal Paid this Period                                                                   $0.00
         157 Class A-3 Note Principal Carryover Shortfall (Ending)                                                       $0.00

         158 Class A-4 Note Principal Carryover Shortfall (Beginning)                                                    $0.00
         159 Class A-4 Note Principal Distributable Amount                                                               $0.00
         160 Class A-4 Note Principal Paid this Period                                                                   $0.00
         161 Class A-4 Note Principal Carryover Shortfall (Ending)                                                       $0.00

         162 Class A Note Principal Carryover Shortfall (Beginning)                                                      $0.00
         163 Class A Note Principal Distributable Amount                                                        $12,904,062.48
         164 Class A Note Principal Paid this Period                                                            $12,904,062.48
         165 Class A Note Principal Carryover Shortfall (Ending)                                                         $0.00

             Class B Note Principal Paid Calculation
         166 Class B Note Principal Carryover Shortfall (Beginning)                                                      $0.00
         167 Class B Note Principal Distributable Amount                                                                 $0.00
         168 Class B Note Principal Paid this Period                                                                     $0.00
         169 Class B Note Principal Carryover Shortfall (Ending)                                                         $0.00

             Summary of Distributions Paid from Net Collections this Period
         170 Reinvestment Earnings on Funds in Collection Account Payable to Servicer                               $16,779.50
         171 Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)                                $322,599.99
         172 Class A Note Interest Distributable Amount Paid this Period                                            964,362.62
         173 Class B Note Interest Distributable Amount Paid this Period                                                  0.00
         174 Class A Note Principal Distributable Amount Paid this Period                                       $12,904,062.48
         175 Class B Note Principal Distributable Amount Paid this Period                                                $0.00
         176 Surety Fee Payable to Insurer                                                                           43,335.84
         177 Reinsurance Fee Payable to Insurer                                                                           0.00

         178 Total Distributions from Collection Account                                                        $14,251,140.43

         179 Total Excess Spread Available for Deposit to Spread Account                                         $1,278,167.43

             SPREAD ACCOUNT RECONCILIATION
         180 Initial Deposit                                                                                     $7,200,000.00
         181 Deposits to Spread Account Prior Collection Periods                                                 $7,845,046.88
         182 Deposit to Spread Account this Collection Period                                                    $1,278,167.43
         183 Reinvestment Earnings on Funds in Spread Acct                                                          $19,177.78
         184 Draws from Spread Account Prior Periods                                                                    $0.00

         185 Spread Account Balance                                                                             $16,342,392.09

         186 Required Spread Account Balance                                                                    $20,581,831.79
        186a Required Spread Account Cash Balance                                                               $20,581,831.79
         187 Draws from Spread Account this Collection Period                                                            $0.00
         188 Spread Account Balance net of Draws this Collection Period                                         $16,342,392.09

             Delinquency Statistics
         189 Number of Accts Delinquent 30 - 59 Days                                                                       118
         190 Number of Accts Delinquent 60 - 89 Days                                                                        70
         191 Number of Accts Deliquent 90 Days and Over                                                                    63
         192 Total Number of Delinquent Accounts 30 Days and Over                                                          251

         193 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                       $1,429,078
         194 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                       $848,400
         195 Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                  $781,994
         196 Total Aggregate Net Outstanding Balance of Delinquent Loans                                            $3,059,472

         197 Policy Claim Amount                                                                                         $0.00
         198 Deposit Coverage Amount (Reinsurance)                                                                       $0.00
             Memo:  Deposit Coverage Amount + Spread Account Cash Balance
             Repossession Statistics
         199 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                          59
         200 Number of Accounts Repossessed During Collection Period                                                        44
         201 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                          31
         202 Number of Accounts in Repo Inventory @ End of Collection Period                                                72

         203  Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period               $815,057.88
         204 Net Outstanding Balance of Accounts Repossessed During Month                                           673,024.98
         205 Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                              446,965.76
         206 Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period                    $1,041,117.10

             Accounts Outstanding Statistics
         207 Original Accounts Outstanding - Initial + Subsequent                                                       19,139
        207a Original Accounts Outstanding - Prefunded as of End of Collection Period                                    9,756
         208 Remaining Number of Accounts Outstanding @  End of Collection Period                                       25,920

             Calculation of Net Yield
         209 Interest Collected on Contracts                                                                      2,827,091.46
         210 Interest Collected on Contracts - Prior Collection Period                                            2,984,718.04
         211 Interest Collected on Contracts - Two Collection Periods Ago                                         3,160,870.19
         212 Liquidated Contract Balances (less Liquidation proceeds)                                               218,625.58
         213 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                     144,348.44
         214 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                   73,023.74
         215 Interest Paid to Securityholders  (111)                                                                964,362.62
         216 Interest Paid to Securityholders - Prior Collection Period                                             978,575.33
         217 Interest Paid to Securityholders - Two Collection Periods Ago                                          994,024.94
         218 Servicing Fees Paid to Servicer  (171)                                                                $322,599.99
         219 Servicing Fees Paid to Servicer -  Prior Collection Period                                            $333,529.71
         220 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                          $344,531.35
         221 Ending Pool Balance  (31)                                                                         $374,215,922.28
         222 Ending Pool Balance - Prior Collection Period                                                     $387,119,984.76
         223 Ending Pool Balance - Two Collection Periods Ago                                                  $400,235,649.68

         224 Net Yield                                                                                                   4.75%

             A.P.R. Statistics
         225 Original Dollar Weighted A.P.R. of Initial + Subsequent Contracts only                                      8.90%
        225a Original Dollar Weighted A.P.R. of Prefunded Contracts only                                                 9.77%
         226 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                       8.94%


             Credit Loss Statistics
         227 Gross Credit Losses during Collection Period  (25 + 26 + 27 + 28))                                    $449,351.06
         228 Recoveries during Collection Period  (10+11-12)                                                       230,725.48

         229 Net Credit Losses during Collection Period   (227 - 228)                                              $218,625.58

         230 Cumulative Net Credit Losses                                                                          $462,484.35
         231 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (230  /  1)                       0.10%
         232 Memo:  Cram Down Losses
                                                                                                                    $27,516.01
         233 Remaining Weighted Average Maturity (Months)                                                                 55.8

             Calculation of Remaining Prefunded Amount
         234 Prefunded Amount at Beginning of Collection Period                                                          $0.00
         235 Prefunded Contracts sold to Trust during related Collection Period (30b)                                    $0.00
         236 Prepayment Amount Released to Collection Account to be Paid to A1 Noteholders                              $0.00
         237 Remaining Prefunded Amount (234-235-236)                                                                    $0.00

             Calculation of Capitalized Interest Amount
         238 Class A&B Note Interest Distributable Amt allocable to Prefunded Acct balance                               $0.00
         239 Portions of Insurance Premium allocable to Prefunded Acct balance                                           $0.00
         240 Earnings on investment of funds in Prefunding Account                                                      $0.00
         241 Capitalized Interest Amount  to be withdrawn from Capitalized Interest Acct                                 $0.00

             Calculation of Maximum Capitalized Interest Amount
         242 Portions of Class A&B Note Interest Distributable Amt allocable to Prefunded Acct balance                   $0.00
         243  Insurance Premium allocable to Prefunded Acct balance                                                      $0.00
         244 Earnings on Prefunded Amount at Beginning of Collection Period @ 2.5% thru Nov 15                          $0.00
         245 Maximum Capitalized Interest Amount                                                                         $0.00

             Calculation of Capitalized Interest Account Balance
         246 Initial Capitalized Interest Amount                                                                 $1,151,209.32
         247 Withdrawals from Capitalized Interest Account in Current Collection Period (241 + 254)                      $0.00
         248 Withdrawals and Releases from Capitalized Interest  in Prior Collection Periods (241)               $1,152,669.05
         249 Earnings on Capitalized Interest Account this Collection Period                                             $0.00
         250 Earnings on Capitalized Interest Account in Prior Collection Periods                                   $1,459.73
         251 Capitalized Interest Account Balance (246-247-248+249+250)                                                  $0.00

             Calculation of Additional Funds to be Released from Capitalized Interest Account
         252 Capitalized Interest Account Balance (251)                                                                  $0.00
         253 Maximum Capitalized Interest Amount (245)                                                                  $0.00
         254 Release to Seller (if 252-253 > 0 only)                                                                     $0.00

         255 Number of extensions granted in Collection period                                                           31.00
         256 Principal balance of contracts extended in Collection period                                           478,607.85

             Collection Acct Reconciliation
             Beginning Bank balance                                                                              12,467,453.00
             Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                               15,298,681.98
             Net Liquidation Proceeds deposited to Collection acct in Calendar Month                                230,725.48
             Deficiency balance recoveries (net in transit)                                                          (8,783.07)
             Net transfers from/(to) Payahead acct/Cap Int/Prefund Acct acct prior period                              (197.94)
             Collection Account investment earnings collected in current month                                       16,779.50
             Transfers from Collection Acct to Spread Account prior period                                      (15,970,757.73)
             Net Deposits in Transit                                                                               (239,023.59)
             Ending Bank balance                                                                                 11,794,877.63
